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BRANDES

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BRANDES INSTITUTIONAL GLOBAL EQUITY FUND

Classes I and E

Prospectus

October 1, 2008

As supplemented on October 8, 2008

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it judged this fund for investment merit.  It is a criminal offense to state otherwise.

BRANDES INSTITUTIONAL GLOBAL EQUITY FUND

This important section summarizes the Fund’s investments, risks, and fees.	RISK/RETURN SUMMARY AND FUND EXPENSES	3
This section provides details about the Fund’s past performance.	FUND PERFORMANCE	5
This section provides details about the Fund’s investment strategies and risks.	INVESTMENT OBJECTIVE, POLICIES AND RISKS	6
Review this section for information about the organizations and people who oversee the Fund.	FUND MANAGEMENT The Investment Advisor Other Service Providers	10 10 13
This section explains how shares are valued, how to purchase and sell shares, and payments of dividends and distributions.	SHAREHOLDER INFORMATION Pricing Of Fund Shares Purchasing and Adding to Your Shares Selling Your Shares Policy on Disruptive Trading Fair Value Pricing Dividends, Distributions and Tax Status	13 13 14 16 18 20 20
Review this section for details on selected financial statements of the Fund.	FINANCIAL HIGHLIGHTS	20
	PRIVACY NOTICE	PN-1

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective:	Long term capital appreciation
Principal Investment Strategies:
The Brandes Institutional Global Equity Fund (the “Fund”) invests principally in common and preferred stocks of U.S. and foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  Under normal conditions, the Fund invests at least 80% of its total assets measured at the time of purchase in equity securities of issuers located in at least three countries, one of which may be the United States.  Up to 20% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio.

Principal Investment Risks:
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.  In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests.  Emerging country markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.  The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Who May Want to Invest?
Consider investing in the Fund if you:

●  want potential capital appreciation and are willing to accept the higher risks associated with investing in foreign stocks
●  want professional portfolio management, and
●  are investing for long-term goals

The Fund is not appropriate for anyone seeking: ● safety of principal ● a short-term investment, or ● regular income
Minimum Initial Investment:	$1,000,000 (subject to waiver by the Distributor for certain institutional and other investors)

FUND PERFORMANCE

Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices.  Performance information will be available after the Fund has been in operation for one calendar year.

Fees and Expenses

The Fund has two classes of shares – Class I shares for institutional investors, and Class E shares which pay service fees to intermediaries providing non-distribution services to their clients who own shares of the Fund.

As an investor in the Fund, you will pay the following fees and expenses based on an estimate of the Fund’s first fiscal period.  Annual Fund operating expenses are paid out of Fund assets and are reflected in its share price.  If you purchase shares though a bank, broker or other investment representative, they may charge you an account-level fee for additional services provided to you in connection with your investment in the Fund.

Shareholder Fees (fees paid directly from your investment)	Global Equity Fund
	Class I	Class E
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Maximum Contingent Deferred Sales Charge	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (fees paid from Fund assets)	Class I	Class E
Management Fees	0.80%	0.80%
Other expenses
Shareholder Servicing Fee	0.05%	0.25%
Other Expenses[1]	0.15%	0.15%
Total Annual Fund Operating Expenses[1,2]	1.00%	1.20%

1 Because this Fund is new, the “Other Expenses” and “Total Annual Fund Operating Expenses” percentages are estimates.

2 The Advisor has agreed with Brandes Investment Trust (the “Trust”) to limit the Fund’s Class I and Class E annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to such Classes through the Fund’s fiscal year ended September 30, 2009: 1.00% and 1.20%, respectively.

Expense Example
Use the following table to compare fees and expenses of the Fund with those of other funds.  It illustrates the amount of fees and expenses you would pay assuming the following:

●	$10,000 investment in the Fund
●	5% annual return
●	all distributions are reinvested
●	redemption at the end of each period
●	no changes in the Fund’s operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

	1 Year	3 Years
Global Equity Fund – Class I	$102	$318
Global Equity Fund – Class E	$122	$381

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund’s investment objective is long-term capital appreciation.  It seeks to achieve this objective by investing principally in a diversified portfolio of equity securities of U.S. and foreign companies.  The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.

Global Investing

During the past decade foreign capital markets have grown significantly.  Today, over half of the world’s equity value is located outside of the United States.  Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”), believes that significant investment opportunities exist throughout the world.

The Fund normally invests at least 80% of its net assets in equity securities with market capitalizations (market value of publicly traded securities) greater than $1 billion at the time of purchase.  The Fund does not invest more than 20% of its total assets, measured at the time of purchase, in securities of companies located in emerging securities markets.  The Fund may not make any change in the Fund’s investment policy of investing at least 80% of its net assets in equity securities without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Equity securities include common stocks, preferred stocks and securities convertible into common stocks.  The Fund invests in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in foreign companies.

Under normal circumstances, the Fund invests at least 80% of its total assets, measured at the time of purchase, in equity securities of companies located in at least three countries, one of which may be the United States.  The Fund may invest in foreign countries in Western Europe, North and South America, Australia, Africa and Asia.  The Fund typically invests in any one particular country or industry up to the greater of either (a) 20% of total Fund assets at the time of purchase, or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International (“MSCI”) World Index at the time of purchase.  As of August 31, 2008, the weight of the U.S. in the MSCI World Index was 48.88%.  However, the Fund may not invest more than 25% of its total assets, calculated at the time of purchase, in any one industry (other than U.S. Government securities).

The Advisor selects stocks for the Fund based on their individual merits and not necessarily on their geographic locations.  In selecting foreign securities, the Advisor does not attempt to match the security allocations of foreign stock market indices.  Therefore, the Fund’s country weightings may differ significantly from country weightings found in published foreign stock indices.  For example, the Advisor may decide not to invest the Fund’s assets in a country whose stock market, at the time, comprises a large portion of a published foreign stock market index.  At the same time, the Advisor may invest the Fund’s assets in countries whose representation in the index is small or non-existent.

Value Investing

The Advisor applies the Graham and Dodd Value Investing approach to stock selection.  Benjamin Graham is widely regarded as the founder of this approach to investing and a pioneer in modern security analysis.  In his 1934 book Security Analysis, co-written by David Dodd, Graham introduced the idea that equity securities should be chosen by indentifying the “true” long-term – or intrinsic – value of a company based on measurable data.  The Advisor follows this approach, looking at each equity security as though it is a business that is for sale.  By buying equity securities at what it believes are favorable prices, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

The Advisor uses fundamental analysis to develop an estimate of intrinsic value, and looks at, among other factors, a company’s earnings, book value, cash flow, capital structure, and management record, as well as its industry and position within that industry.  This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, research reports and other information sources, as well as interviews with company management.

The Advisor may sell a security when its price reaches a target set by the Advisor, if the Advisor believes that other investments are more attractive, or for other reasons.

Main Risks

The value of your investment in the Fund will go up and down, which means you could lose money.  You should consider an investment in the Fund as a long-term investment.

Stock Risks

The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods.  Stocks are more volatile—likely to go up or down in price, sometimes suddenly—and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.

Foreign Securities Risk

Investments in foreign securities involve certain inherent risks such as fluctuations in currency exchange rates.  However, the Advisor does not believe that currency fluctuation, over the long term, on a group of broadly diversified companies representing a number of currencies and countries, significantly affects portfolio performance.  Because the Advisor searches world-wide for undervalued companies, and is not limited to searching only among U.S. stocks, the Advisor believes that over the long term the benefits of strict value investing apply just as well with an added currency risk as they would without that risk.

Before investing in the Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions.  In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets.  With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund.  Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements.  Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund then is available concerning U.S. companies.  Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S.  These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

The Fund may from time to time invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries.  During such periods, the Fund may be more susceptible to risks associated with single economic, political or regulatory occurrences than more diversified portfolios.

Emerging Markets and Related Risks

Emerging markets are the capital markets of any country that in the opinion of the Advisor is generally considered a developing country by the global financial community.  There are currently over 130 such countries, approximately 40 of which currently have investable stock markets.  Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe.  Currently, investing in many emerging market countries is not feasible or may involve unacceptable risks.  As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Further, certain currencies may not be traded internationally.  Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar.  Any fluctuations or devaluations in the currencies in which the Fund’s portfolio securities are denominated may reduce the value of your investment in the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.  Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position.  Further, investors may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States.

Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than of comparable U.S. companies.  Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions.  Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested.  Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities.  Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund’s incurring additional costs and delays in the transportation and custody of such securities.

Small Capitalization Company Risks

Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management.  The securities of these companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

Value Securities Risk

Value securities are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  The market value of a portfolio security may not meet the Advisor’s future value assessment of that security, or may decline.  There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value.  In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Short-Term Investments

The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which, in the Advisor’s discretion, require investments inconsistent with the Fund’s principal investment strategies.  Short-term cash equivalent securities include U.S. government securities, certificates of deposit, bankers’ acceptances, repurchase agreements, demand notes and commercial paper.  As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions

The Fund will use certain other investment techniques, and has adopted certain investment restrictions, which are described in the Fund’s Statement of Additional Information (“SAI”).  Unlike the Fund’s investment objective, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

The most recent information about the Fund’s portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

FUND MANAGEMENT

The Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”).  The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor, Distributor and Administrator.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P. (the “Advisor”) has been in business, through various predecessor entities, since 1974.  As of June 30, 2008, the Advisor managed approximately $86.4 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  Charles H. Brandes owns a controlling interest in the Advisor’s general partner, Brandes Investment Partners, L.P.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Fund, including determining which securities are bought and sold. The Advisor also provides certain officers for the Trust.  For its services, the Fund will pay the Advisor a fee, accrued daily and paid monthly, at an annualized rate of 0.80% of the Fund’s average net assets.  The Advisor has signed a contract with the Trust in which the Advisor has agreed that during the Fund’s fiscal year ending September 30, 2009 the Advisor will waive management fees and reimburse operating expenses of the Fund’s Class I and Class E shares to the extent necessary to ensure that the expenses of each class do not exceed during each such fiscal year 1.00% and 1.20%, respectively, of the average daily net assets of such class (the “Expense Cap”).  The Trust has agreed that the amount of any waiver or reimbursement with respect to the Fund will be repaid to the Advisor before the end of the third full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the Fund to exceed the Expense Cap for that fiscal year.  A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Advisor will be included in the Fund’s semi-annual report for the period ended March 31, 2009.

Portfolio Managers

The Fund’s investment portfolio is team-managed by an investment committee of the Advisor whose members are senior portfolio management professionals of the firm.

All investment decisions for the Fund are the responsibility of the Advisor’s Large Cap Investment Committee (“Committee”).  The members of the Committee are Glenn R. Carlson, Brent V. Woods, Amelia Maccoun Morris, W. James Brown, Keith Colestock, and Brent Fredberg.

The following are the members of the Committee who are jointly responsible for the day-to-day management of the Funds:

	Title	Length of Service with the Fund	Business Experience During the Past Five Years

Glenn Carlson	Chief Executive Officer	Since inception
Glenn R. Carlson, CFA
Chief Executive Officer
Glenn serves as Chief Executive Officer and is a member of the firm’s Executive Committee. As an Executive Committee member, he contributes to strategic decisions and guides the firm toward its vision and objectives. As CEO, he has responsibility for monitoring progress toward plan objectives and managing the firm’s functional areas. He also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. Glenn serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Glenn earned his BA from the University of California, San Diego. He is a member of the Financial Analysts Society of San Diego and has 23 years of investment experience.

CEO, Brandes Investment Partners 2004-Present
Co-CEO, Brandes Investment Partners 2002-2004
Managing Partner, Brandes Investment Partners 1996-2002

Brent Woods	Managing Director – Investments	Since inception
Brent V. Woods, CFA
Managing Director - Investments
Brent is a member of the firm’s Executive Committee, contributing to strategic decisions and guiding the firm toward its vision and objectives. Brent also serves as Managing Director-Investments with responsibility for the securities research efforts of the firm and oversight of the product investment committees. In addition, he is a member of the firm’s Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Prior to joining Brandes, Brent worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Brent earned his AB, Phi Beta Kappa, from Princeton University, a master’s degree in international studies from St. John’s College at Cambridge University, England, and a JD, cum laude, from Harvard Law School. He has 11 years of investment experience.

Managing Director – Investments, Brandes Investment Partners 2002- Present
Managing Partner, Brandes Investment Partners 1998-2002

	Title	Length of Service with the Fund	Business Experience During the Past Five Years
Amelia Morris	Director – Investments	Since inception
Amelia Maccoun Morris, CFA
Director - Investments
Amelia is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, Amelia contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap Committee. Prior to joining Brandes, Amelia worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Amelia holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis. She has 18 years of investment experience.

Director-Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 1998-2004

Jim Brown	Director – Investments	Since inception
W. James Brown, CFA
Director - Investments
Jim is a senior analyst and a voting member of the Large Cap Investment Committee. He also leads the firm’s research efforts in the financial institutions and utilities sectors. Prior to joining Brandes, Jim was a senior vice president with a major national banking organization where he served in various capacities, including senior portfolio manager, regional director of investments, and head of Texas private banking. His prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm. Jim earned a Bachelor of Science degree from the United States Air Force Academy and an MBA from Harvard Business School. He has 22 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners  1996-2004

Keith Colestock	Director – Investments	Since inception
Keith Colestock, CFA
Director - Investments
Keith is a senior analyst. He also is a voting member of the Large Cap and Mid Cap Investment Committees. Prior to joining Brandes, Keith served as senior equity analyst and director of research for an investment research firm in San Diego. Before that, Keith was an independent demographic consultant to retail real estate developers. He earned his BA in business administration from California State University, Fullerton. He is a current member and past president of the Financial Analysts Society of San Diego. Keith has 16 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 2001-2004
Portfolio Manager, Brandes Investment Partners 1995-2001

	Title	Length of Service with the Fund	Business Experience During the Past Five Years
Brent Fredberg	Senior Analyst	Since inception
Brent Fredberg
Senior Analyst
Brent is a senior research analyst responsible for research in the technology and household durables areas. He is a voting member of the firm’s Large Cap Investment Committee. Prior to joining Brandes, Brent worked for a major U.S. consumer products company as a financial analyst and controller. He earned his MBA with distinction from Northwestern University’s Kellogg Graduate School of Management and his BS in finance, with distinction, from the University of Iowa. Brent is a CPA and CMA, with 12 years of finance and investment experience.

Senior Research Analyst, Brandes Investment Partners 2003-Present
Analyst, Brandes Investment Partners 1999-2003

The Fund’s SAI provides additional information about the Advisor’s management professionals, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Administrator”) is the Trust’s administrator and Transfer and Dividend Disbursing Agent.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, is the Funds’ distributor.  Their address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank and Trust Company is the Custodian of the Trust’s assets and employs foreign sub-custodians to provide custody of the Fund’s foreign assets.  Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The SAI has more information about the Advisor and the Fund’s other service providers.

SHAREHOLDER INFORMATION

Pricing Of Fund Shares

The price of the Fund’s shares is based on its net asset value per share (“NAV”).  The NAV of each Class of shares is calculated by adding the total value of the Fund’s investments and other assets attributable to that Class, subtracting the Fund’s liabilities attributable to that Class, and dividing the result by the number of outstanding shares of the Class:

NAV =	Total Assets-Liabilities
Number of Shares
Outstanding

The Fund values its investments at their market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Fund calculates its NAV for each Class once daily, each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading.  The Fund may invest in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Fund does not price its shares.  As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Purchasing and Adding to Your Shares

The Fund offers two Classes of shares – Class I and Class E shares.

Who May Invest in the Fund

The Fund sells shares only to certain institutional investors.  Except as indicated below, individual investors may not purchase shares, either directly or through brokerage accounts.

Class E shares pay service fees to intermediaries providing non-distribution services to their institutional clients that own shares of the Fund.  Class I shares do not pay such fees.

Institutions which may invest in the Fund include qualified retirement and deferred compensation plans and trusts used to fund those plans, (including but not limited to those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code (the “Code”)), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor.

Others who may invest in the Fund include Trustees of the Trust, officers and employees of the Advisor, the Administrator and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Distributor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Fund’s Transfer Agent).  If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.

Anti-Money Laundering

Please note that in compliance with the USA Patriot Act of 2001, the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Fund’s Transfer Agent may not be able to open your account.  Please contact the Fund’s Transfer Agent at 1-800-395-3807 if you need additional assistance when completing your application.  If the Fund’s Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Price of Shares

The Fund sells shares of each Class without a sales charge at the NAV of the Class which is next computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Fund, or (2) after the Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars drawn on a domestic financial institution or a wire transfer of funds).  You may pay a fee if you buy Fund shares through a broker or agent.

Minimum Initial Investment

The minimum initial investment in each Class of the Fund is generally $1 million.  There is no minimum subsequent investment.  The Distributor may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.

Purchases through a Securities Dealer

You may purchase shares of the Fund through a securities dealer which has an agreement with the Distributor (a “selected dealer”).  Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund will price your order for shares of each Class at the NAV of the Class next computed after it is accepted by an authorized dealer or the dealer’s authorized designee.  The Fund and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order.  A selected dealer may impose postage and handling charges on your order.

Purchases through the Transfer Agent

To purchase shares of the Fund directly from the Fund’s Transfer Agent, complete the Account Application (available from the Transfer Agent or a selected dealer) and mail it to the Transfer Agent at the address shown on the Application.  You may pay by a check with the Application, or by a wire transfer of funds as described below.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered to be disadvantageous to shareholders.  The Fund reserves the right to reject any application. You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

For overnight delivery, please send to:

Brandes Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase applications or redemption requests does not constitute receipt by the Fund’s Transfer Agent.

      For regular mail, please send to:

Brandes Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53202-0701

Payment by Wire

If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed account application.  You may mail your account application or deliver it overnight to the Transfer Agent.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
Brandes Institutional Global Equity Fund, [name of Class]
[Your name and account number]

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Before sending any wire, please contact the Transfer Agent at 1-800-395-3807 between the hours of 9:00 a.m. to 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading to advise it of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Retirement Plan Participants

Individual participants in qualified retirement plans should purchase shares of the Fund through their plan sponsor or administrator, which is responsible for transmitting orders.  The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Automatic Reinvestment

The Fund reinvests dividends and capital gain distributions on your shares of each Class of the Fund without any sales charge in additional shares of the same Class unless you indicate otherwise on the Account Application.  You may elect to have dividends or capital gain distributions paid in cash on your Application or by written request to the Fund’s Transfer Agent.

Other

The Fund’s Transfer Agent credits shares to your account, and does not issue stock certificates unless you request them.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

You may also purchase shares of the Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund’s investment objective and policies, are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.

Exchanging Your Shares

You may exchange your shares of either Class of the Fund for shares of the same Class of any other series of the Trust.  Such exchange will be treated as a sale of shares and may be subject to federal income tax.

Selling Your Shares

How to Redeem Shares

Your shares may be redeemed only by instructions from the registered owner of your shareholder account.  If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Fund’s Transfer Agent.

You may redeem shares of any Class by contacting your selected dealer or authorized intermediary.  The selected dealer can arrange for the repurchase of the shares through the Fund’s distributor at the NAV of the Class next determined after the selected dealer receives your instructions.  The dealer may charge you for this service.  If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

You may also redeem shares by mailing instructions to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  The instructions must specify the name of the Fund, the Class of shares to be redeemed, the number of shares or dollar amount to be redeemed and your name and account number.  A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Fund’s Transfer Agent.  The price you will receive for the Fund shares redeemed is the next determined NAV for the shares after the Fund’s Transfer Agent has received a completed redemption request.

Telephone Redemptions

You may establish telephone redemption privileges by checking the appropriate box on the Account Application.  You can then redeem shares by telephoning the Transfer Agent at 1-800-395-3807, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading.  Proceeds for Fund shares redeemed by telephone will be mailed by check to the address of record, sent by wire to a pre-determined bank account of record or sent via the Automated Clearing House (ACH) network to a bank account of record on the following business day.  Wires are subject to a $15 fee paid by the shareholder.  There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.  Telephone trades must be received prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account and may require signature guarantees.

Special Factors Regarding Telephone Redemptions

The Trust will use procedures, such as requesting personal or specific information from the person making a telephone redemption, designed to provide reasonable verification of account ownership.  The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.  If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder.

Signature Guarantees

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

●	If ownership is changed on your account;
●	When redemption proceeds are sent to any person, address or bank account not on record;
●	In connection with written requests to wire redemption proceeds (if not previously authorized on the account);
●	When establishing or modifying certain services on an account;
●	If a change of address was received by the Transfer Agent within the last 30 days;
●	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Redemption Payments

Redemption payments will be made within seven days after receipt by the Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below.  In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Fund reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid on the business day following the redemption.  If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.  This may take up to twelve calendar days from the purchase date.

Redemption of Small Accounts

If the value of your investment in the Fund falls below $100,000 because of redemptions, the Trust may notify you, and if your investment value remains below $100,000 for a continuous 60-day period, the Trust may redeem your shares.  However, the Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares.  The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust.  The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

Policy on Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor the Fund’s trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Trust reserves the right to modify these policies at any time without shareholder notice.  In particular, the Trust or the Fund’s distributor (the “Distributor”) may, without any prior notice, reject a purchase order of any person acting on behalf of any investor or investors whose pattern of trading or transaction history involves, in the opinion of the Trust or the Distributor, actual or potential harm to the Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Trust currently considers any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares of the Fund (without regard to Class) more than twice in any twelve-month period.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Trust or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Trust and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that the Trust’s policies and procedures will be effective.  Disruptive trading can not be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse affects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Fund, the Trust and the Distributor consider only the information actually available to them at the time.

In addition, the Trust receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Fund.  If a financial intermediary establishes an omnibus account with the Fund, the Distributor is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Consequently, it may not be able to detect disruptive trading in Fund shares and, even if it is detected, may be unable to stop such activity.  Also, there may exist multiple tiers of the financial intermediary, each utilizing an omnibus account structure, that may further compound the difficulty to the Trust of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has entered into written agreements with each of the Fund’s financial intermediaries under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its disruptive trading policies.

To the extent that the Trust or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Additionally, frequent trading may interfere with the Advisor’s ability to efficiently manage a Fund and compromise its portfolio management strategy.

The Fund invests in foreign securities and may be particularly susceptible to short duration trading strategies.  This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit the Fund’s share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically 4:00 p.m. Eastern time).

Fair Value Pricing

The Trust has adopted valuation procedures that allow for the use of fair value pricing in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, a significant event with respect to a security occurs after the close of trading and before the time the Trust calculates the Fund’s share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities (e.g. securities of privately-held issuers) and certain foreign securities (e.g. securities of Japanese issuers) may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Trust attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Shareholder Service Plan

The Fund has adopted a shareholder service plan that allows the Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class I and Class E shareholders.  Because these fees are paid out of the assets attributable to the Fund’s Class I and Class E shares, over time they will increase the cost of your investment in such shares.  Shareholder servicing fees under the plan are up to 0.05% and 0.25% of the average daily net assets attributable to Class I and Class E shares, respectively.

In addition, the Advisor may pay amounts from its own resources, and not as an additional charge to the Fund, to certain financial institutions in connection with the sale and/or distribution of the Fund’s shares or the retention and/or servicing of the Fund’s shareholders.  These payments, which may include payments for marketing support, are in addition to any servicing fees payable by the Fund.   Because these payments are not made by shareholders or the Fund, the Fund’s total expense ratio will not be affected by any such payments.  These payments sometimes are referred to as “revenue sharing.”  In some cases, such payments may create an incentive for the financial institution to recommend or make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Dividends, Distributions and Tax Status

The Fund expects to pay income dividends annually, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

The Fund automatically reinvests dividends and capital gain distributions in additional shares at the NAV per share on the reinvestment date unless you have previously requested cash payment in writing to the Fund’s Transfer Agent.  If you elect to receive distributions and/or capital gains in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

Any dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the reinvestment date by the amount of the dividend or distribution.  If you purchase shares shortly before the record date of a dividend or distribution, the shares will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Taxes

Distributions made by the Fund will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  The Trust will inform you annually of the amount and nature of Fund distributions.

Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Trust will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

The SAI contains information about taxes.  Consult your own advisers about federal, state and local taxation of distributions from the Fund.

FINANCIAL HIGHLIGHTS

A financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations.  However, because the Fund was recently created, it does not have a financial performance record.  Financial information for the fiscal year ending September 30, 2009 will be included in the Fund’s Annual Report, which will be available upon request after November 30, 2009.

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder of the Fund or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of a Fund through a financial intermediary, such as a broker-dealer, bank, or trust company the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

(This page is not a part of the Prospectus)

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For more information about the Brandes Institutional Global Equity Fund, the following documents are available free upon request:

Annual/Semiannual/Quarterly Reports:

The Fund’s annual, semi-annual and quarterly reports to shareholders contain detailed information on the Fund’s investments.  The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies.  It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of the reports and SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Brandes Institutional Global Equity Fund
11988 El Camino Real, Suite 500
San Diego, CA 92130
800- 331-2979 (Fund-level inquiries)
800-395-3807 (Trade/Account inquiries)
www.brandesinstitutionalfunds.com

The reports and the SAI are also available on the Fund’s website.

You can also review the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  In addition, you can get text-only copies:

■	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or e-mailing the Commission at: publicinfo@sec.gov.

■	Free from the Commission’s Website at http://www.sec.gov.

Brandes Investment Trust: Investment Company Act File No. 811-8614.